UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 29, 2004

AIMSI TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in its Charter)

Advanced Integrated Management Services, Inc.
(Former Name of Registrant)

Commission File No.: 0-30685

Utah	87-0305395
(State of Incorporation)	(I.R.S. Employer Identification No.)

702 South Illinois Avenue, Suite 203, Oak Ridge, TN	37830
(Address Of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 686-0691

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS Back to Table of Contents

On October 19, 2004, the board of directors of Advanced Integrated Management Services, Inc. (the "Registrant" or "Company") appointed John W. Stump, III as interim chief financial officer. The Registrant and Mr. Stump, III are negotiating the terms of an employment agreement.

John W. Stump, III has been a director of American International Industries, Inc., a publicly traded company, from November 2002. He also served as chief financial officer of American International Industries, Inc. from August 1998 through October 2003. From December 1996 to October 1997, Mr. Stump served as chief executive officer of Changes International, a privately held company. From April 1996 to December 1996, Mr. Stump served as chief operating officer and chief financial officer of Nutrition Resources, Inc., a privately held company. Mr. Stump is a Certified Public Accountant and has over twenty years of financial and accounting management experience including public reporting and investor relations.

ITEM 5.03 AMENDMENTS OF ARTICLES OF INCORPORATION Back to Table of Contents

On October 19, 2004, Advanced Integrated Management Services, Inc., by action of its board of directors and based upon the consent of the holders of a majority of its common stock, approved an amendment to the Articles of Incorporation of the Registrant as follows: to change the Registrant's name to AIMSI Technologies Inc.; and to increase the authorized shares of capital stock from 100,000,000 shares to 300,000,000 shares, of which 280,000,000 shares are designated as common stock, par value $.001 and 20,000,000 shares are designated as preferred stock, par value $.001. The designations and powers, preferences and rights, and qualifications and limitations of the preferred stock, the establishment of preferences as between different series, shall be established in accordance with the Utah Revised Business Corporation Act by the board of directors; shares of preferred stock when issued shall not have any voting power unless such power has been provided for by the board of directors.

ITEM 8.01 OTHER EVENTS Back to Table of Contents

On October 19, 2004, the board of directors of the Registrant authorized and approved a five for one forward common stock split to holders of record as of November 12, 2004, effective November 17, 2004. At the same meeting of the board of directors, the Registrant's board approved a revision of the employment agreement between the Registrant and Reginald Hall, chairman and chief executive officer of the Registrant. In connection with the revision, the Registrant canceled 36,117,256 shares of restricted common stock previously issued to Mr. Hall and agreed to compensate Mr. Hall on a performance basis.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS Back to Table of Contents

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
3(i)1	Amended and Restated Articles of Incorporation of the Registrant, filed herewith.
99.1	Press Release dated October 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ REGINALD HALL
Chairman and Chief Executive Officer
    Date: November 1, 2004